UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 22, 2021 (March 17, 2021)
Humana Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-05975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, Kentucky 40202
(Address of Principal Executive Offices, and Zip Code)

(502) 580-1000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)   On March 22, 2021, Humana Inc. (the “Company”) announced that Brian A. Kane, Chief Financial Officer, will be transitioning from his current role as of June 1, 2021, after which he has agreed to serve as an advisor to the Company through December 31, 2021.

In connection with the transition, Mr. Kane entered into an agreement with the Company, dated as of March 22, 2021 (the “Transition Agreement”), which provides that during the transition period he will provide advisory services with respect to the Company’s finance and reporting functions and will continue to receive his current base salary, annual incentive plan opportunity and benefits through December 31, 2021, and that his outstanding equity awards will be treated in accordance with applicable provisions under the Company’s stock incentive plans.  At the end of the transition period, Mr. Kane will receive, subject to his execution of a general release of claims and compliance with applicable restrictive covenants, the benefits pursuant to the Company’s Executive Severance Policy and stock incentive plans that he would receive in connection with a position elimination.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is expected to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2021.

(c)   On March 22, 2021, the Company also announced that it intends to immediately establish an office of the Chief Financial Officer, including Susan Diamond, current head of the Company’s Home business, who is expected to be appointed the Interim Chief Financial Officer as of June 1, 2021. There will be no changes in compensation at this time relating to the appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated:    March 22, 2021